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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 26, 2002

F.A.O., Inc.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-19536 (Commission File Number)	95-3971414 (IRS Employer Identification No.)
2520 Renaissance Boulevard King of Prussia, Pennsylvania (Address of Principal Executive Offices)	19406 (Zip Code)

610.292.6600
(Registrant's telephone number, including area code)

ITEM 5. Other Events.

        This Current Report on Form 8-K is filed in order to make public the charter documents of FAO, Inc., a Delaware corporation ("FAO Delaware"), in advance of the merger by the Registrant with and into FAO Delaware in order to reincorporate the Registrant's business in Delaware. The reincorporation was approved by shareholders on March 26, 2002.

ITEM 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Description
3.1	Certificate of Incorporation of FAO, Inc., a Delaware corporation.
3.2	Bylaws of FAO, Inc., a Delaware corporation.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.A.O., INC.
Date: August 26, 2002	/s/ RAYMOND P. SPRINGER Raymond P. Springer Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Certificate of Incorporation of FAO, Inc., a Delaware corporation.
3.2	Bylaws of FAO, Inc., a Delaware corporation.

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  ITEM 5. Other Events.
  ITEM 7. Financial Statements and Exhibits.
INDEX TO EXHIBITS